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                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549



                                    FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                   JUNE 30, 1998
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                 Date of Report (Date of earliest event reported)



                                 ACCESS HEALTH, INC.
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                (Exact name of Registrant as specified in its charter)



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           DELAWARE                     0-19758                68-0163589
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


                              335 INTERLOCKEN PARKWAY
                               BROOMFIELD, CO  80021
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                      (Address of principal executive offices)




                                   (303) 466-9500
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                 (Registrant's telephone number, including area code)

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     This amendment to the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 10, 1998, is being filed to amend Item 7(b) thereto as set forth below. The undersigned Registrant hereby amends the following item of this Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on July 10, 1998, as set forth on the page attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     a.   Financial Statements of Business Acquired.

          The financial statements of InterQual, Inc. required to be filed pursuant to Item 7(a) of Form 8-K are included as Exhibit 20.1 of this Current Report on Form 8-K.

     b.   Pro Forma Financial Information.

          The pro forma financial information required to be filed pursuant to Item 7(b) of this Current Report on Form 8-K are included as Exhibit 20.2 of this Current Report on Form 8-K.

     c.   Exhibits.

          The following exhibits are filed in accordance with Item 601 of Regulation S-K as part of this report:

          2.1 Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 1998, entered into by and among Access Health, Inc., a Delaware corporation, InterQual, Inc., a Delaware corporation, and Access Acquisition Corp. 98A, a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in the Company's Registration Statement on Form S-4 (File No. 333-56253)).

          20.1 Financial Statements of InterQual, Inc., including balance sheets of InterQual, Inc. as of December 31, 1996 and 1997 and the statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 1995, 1996 and 1997 (incorporated by reference to the Financial Statements of InterQual, Inc. included in the Prospectus contained in the Company's Registration Statement on Form S-4 (File No. 333-56253)).

          20.2 Pro Forma Condensed Combined Financial Statements of Access Health, Inc. and InterQual, Inc., including unaudited condensed combined statements of operations for the years ended September 30, 1995, 1996 and 1997 and the six months ended March 31, 1997 and 1998 and unaudited condensed combined balance sheet as of March 31, 1998.

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          23.1 Consent of Alexander, Aronson, Finning & Co., P.C. *



* Previously filed as Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 1998.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ACCESS HEALTH, INC.


Dated:  September 14, 1998              By: /s/ JULIE A. BROOKS
                                            -----------------------------------
                                        Name:   Julie A. Brooks
                                        Title:  Senior Vice President and
                                                General Counsel


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                                    EXHIBIT INDEX


 Exhibit                           Description                             Page
                                                                          Number
 2.1      Amended and Restated Agreement and Plan of Reorganization
          dated as of June 4, 1998,  entered into by and among Access
          Health, Inc., a Delaware corporation, InterQual, Inc., a
          Delaware corporation, and Access Acquisition Corp. 98A, a
          Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's Registration
          Statement on Form S-4 (File No. 333-56253)).

 20.1 Financial Statements of InterQual, Inc., including balance sheets of InterQual, Inc. as of December 31, 1996 and 1997 and the statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December
          31, 1995, 1996 and 1997 (incorporated by reference to the Financial Statements of InterQual, Inc. included in the Prospectus contained in the Company's Registration Statement on Form S-4(File No. 333-56253)).

 20.2     Pro Forma Condensed Combined Financial Statements of Access
          Health, Inc. and InterQual, Inc., including unaudited condensed combined statements of operations for the years ended September 30, 1995, 1996 and 1997 and the six months ended March 31, 1997 and 1998 and unaudited condensed combined balance sheet as of March 31, 1998.

 23.1     Consent of Alexander, Aronson, Finning & Co., P.C. *

* Previously filed as Exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 1998.

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